Exhibit 10.11

Supplementary Agreement to working Capital Loan Contract

Borrower: Shenzhen Yangang Mingzhu Freight Industry Co., LTD

Legal representative (responsible person): Jinlong Yang

Lender: Bank of Communications Co., LTD. Shenzhen Branch

Responsible person: Tang Ling

Guarantor: Shenzhen Yangang Pearl Logistics Co., LTD

Legal representative: Yang Guizhi

Guarantor: Yang Jinlong

Type of certificate: ID card

ID No. : XXX

Mortgagor: Yang Jinlong, Sun Hongxin, Yang Guizhi, Yang Jinhua

Type of certificate: ID card

ID No. : XXX

I. This Agreement is a supplement to the Working Capital Loan Contract (hereinafter referred to as the “Original Contract”) of no. YanGangMingZhu 2020, Except as otherwise agreed herein, the rights, obligations and relevant matters between the borrower, lender, mortgagor and guarantor shall be governed by the provisions of the original contract.

II. Upon application by the Borrower, the Lender agrees to modify the following contents of the original contract:

(1) Change the content of Article 16.1 of the original Contract.

The content before the change is: one-time quota (can be used several times)

The content after the change is: revolving line of credit

(2) Add the following contents to “Other Agreed Matters” in the original contract:

III. The guarantor agrees to continue to undertake the guarantee liability

IV This Supplementary Agreement shall come into force upon the signature (or seal) and official seal of the legal representative or authorized representative of the borrower, mortgagor or guarantor (if any), and signature (or seal) of the principal or authorized representative of the lender and seal of the unit. If the guarantor or mortgagor (if any) is a natural person, the guarantor shall sign.

V. This supplementary Agreement is made in quadruplicate, with the borrower, the mortgagor and the guarantor holding one copy each, and the lender holding the rest.

Borrower (seal of company):

Shenzhen Yangang Mingzhu Freight Industry Co., Ltd [Corporate Seal Affixed Here]

Person in charge or authorized representative (signature or seal):

/s/ Jinlong Yang

Date of sign: April 29, 2021

Lender (seal of company):

Bank of Communications Co., LTD. Shenzhen Branch [Corporate Seal Affixed Here]

Person in charge or authorized representative (signature or seal):

/s/ Ling Tang

Date of sign: April 29, 2021

Guarantor (seal of company):

Shenzhen Yangang Mingzhu Logistics Co., LTD

Person in charge or authorized representative (signature or seal):

/s/ Guizhi Yang

Date of sign: April 29, 2021

Guarantor (signature):

/s/ Jinlong Yang

Date of sign: April 29, 2021

Mortgagor:

/s/ Jinlong Yang, /s/ Hongxin Sun, /s/ Guizhi Yang, /s/ Jinhua Yang

Date of sign: April 29, 2021